UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 30, 2024

NETFLIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Albright Way, Los Gatos, California	95032
(Address of principal executive offices)	(Zip Code)

(408) 540-3700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NFLX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.   Other Events.

On August 1, 2024, Netflix, Inc. (the “Company”) completed a registered public offering of $1 billion in aggregate principal amount of 4.90% senior unsecured notes due 2034 and $800 million in aggregate principal amount of 5.40% senior unsecured notes due 2054 (collectively, the “Notes”) pursuant to an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

The Notes were issued pursuant to an indenture dated as of July 29, 2024 (the “Base Indenture”), between the Company and Computershare Trust Company, National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture dated as of August 1, 2024 (the “Supplemental Indenture”), between the Company and the Trustee.  The Company intends to use the net proceeds from the offering for the repayment at maturity of its outstanding 5.875% Senior Notes due 2025, 3.000% Senior Notes due 2025 and 3.625% Senior Notes due 2025, and for general corporate purposes.  The Notes were issued and sold pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-281071) (the “Registration Statement”).

Copies of the Underwriting Agreement, the Base Indenture and Supplemental Indenture establishing the terms of the Notes, the forms of the Notes and the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as to the validity of the Notes, are each filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.  The Company is filing this Current Report on Form 8-K to file certain items with the Securities and Exchange Commission that are to be incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated July 30, 2024, by and among Netflix, Inc. and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1
Base Indenture, dated as of July 29, 2024, by and between Netflix, Inc. and Computershare Trust Company, National Association (incorporated by reference from Exhibit 4.1 to the Registration Statement).

4.2	Supplemental Indenture, dated as of August 1, 2024, by and between Netflix, Inc. and Computershare Trust Company, National Association
4.3	Form of Notes (included in Exhibit 4.2 above).
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Dated: August 1, 2024
	By:	/s/ Spencer Neumann
Spencer Neumann Chief Financial Officer